STEPSTONE GROUP REPORTS FOURTH QUARTER AND FISCAL YEAR 2025 RESULTS
NEW YORK, May 22, 2025 – StepStone Group Inc. (Nasdaq: STEP), a global private markets investment firm focused on providing customized investment solutions and advisory and data services, today reported results for the quarter ended March 31, 2025. This represents results for the fourth quarter and fiscal year ended March 31, 2025. The Board of Directors of the Company has declared a quarterly cash dividend of $0.24 per share of Class A common stock, and a supplemental cash dividend of $0.40 per share of Class A common stock, both payable on June 30, 2025, to the holders of record as of the close of business on June 13, 2025.
StepStone issued a full detailed presentation of its fourth quarter and full fiscal year ended March 31, 2025 results, which can be accessed by visiting the Company’s website at https://shareholders.stepstonegroup.com.
Webcast and Earnings Conference Call
Management will host a webcast and conference call today, Thursday, May 22, 2025 at 5:00 pm ET to discuss the Company’s results for the fourth quarter and fiscal year ended March 31, 2025. The webcast will be made available on the Shareholders section of the Company's website at https://shareholders.stepstonegroup.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time to register. A replay will also be available on the Shareholders section of the Company's website approximately two hours after the conclusion of the event.
To join as a live participant in the question and answer portion of the call, participants must register at https://register-conf.media-server.com/register/BI83b497f55a944def8cfadab7f935822b. Upon registering you will receive the dial-in number and a PIN to join the call as well as an email confirmation with the details.
About StepStone
StepStone Group Inc. (Nasdaq: STEP) is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. As of March 31, 2025, StepStone was responsible for approximately $709 billion of total capital, including $189 billion of assets under management. StepStone's clients include some of the world's largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients, which include high-net-worth and mass affluent individuals. StepStone partners with its clients to develop and build private markets portfolios designed to meet their specific objectives across the private equity, infrastructure, private debt and real estate asset classes.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, our successful execution of business and growth strategies, the favorability of the private markets fundraising environment, successful integration of acquired businesses and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under the “Risk Factors” section of our annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 24, 2024, and in our annual report on Form 10-K to be filed with the SEC for the fiscal year ended March 31, 2025, and in our subsequent reports filed with the SEC, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use the following non-GAAP financial measures: fee revenues, adjusted revenues, adjusted net income (on both a pre-tax and after-tax basis), adjusted net income per share, adjusted weighted-average shares, fee-related earnings, fee-related earnings margin, gross realized performance fees and performance fee-related earnings. We have provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. The presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, the non-GAAP financial measures in this earnings release may not be comparable to similarly titled measures used by other companies in our industry or across different industries. For definitions of these non-GAAP measures and reconciliations to applicable GAAP measures, please see the section titled “Non-GAAP Financial Measures: Definitions and Reconciliations.”

Financial Highlights and Key Business Drivers/Operating Metrics

	Three Months Ended					Year Ended March 31,		Percentage Change
(in thousands, except share and per share amounts and where noted)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025	vs. FQ4'24	vs. FY'24
Financial Highlights
GAAP Results
Management and advisory fees, net	$153,410	$178,015	$184,758	$190,840	$213,401	$585,140	$767,014	39%	31%
Total revenues	356,810	186,401	271,677	339,023	377,729	711,631	1,174,830	6%	65%
Total performance fees	203,400	8,386	86,919	148,183	164,328	126,491	407,816	(19)%	222%
Net income (loss)	82,542	48,045	53,138	(287,163)	13,153	167,820	(172,827)	(84)%	na
Net income (loss) per share of Class A common stock:
Basic	$0.48	$0.20	$0.26	$(2.61)	$(0.24)	$0.91	$(2.52)	na	na
Diluted	$0.48	$0.20	$0.26	$(2.61)	$(0.24)	$0.91	$(2.52)	na	na
Weighted-average shares of Class A common stock:
Basic	64,194,859	66,187,754	68,772,051	73,687,289	75,975,770	63,489,135	71,142,916	18%	12%
Diluted	67,281,567	68,593,761	69,695,315	73,687,289	75,975,770	66,544,038	71,142,916	13%	7%
Quarterly dividend per share of Class A common stock(1)	$0.21	$0.21	$0.24	$0.24	$0.24	$0.83	$0.93	14%	12%
Supplemental dividend per share of Class A common stock(2)	$—	$0.15	$—	$—	$—	$0.25	$0.15	na	(40)%
Accrued carried interest allocations	$1,354,051	$1,328,853	$1,381,110	$1,474,543	$1,495,664			10%

Non-GAAP Results(3)
Fee revenues(4)	$153,808	$178,514	$185,481	$191,832	$214,662	$586,379	$770,489	40%	31%
Adjusted revenues	177,357	221,165	208,788	243,905	295,861	665,060	969,719	67%	46%
Fee-related earnings (“FRE”)	50,900	71,656	72,349	74,118	94,081	189,793	312,204	85%	64%
FRE margin(5)	33%	40%	39%	39%	44%	32%	41%
Gross realized performance fees	23,549	42,651	23,307	52,073	81,199	78,681	199,230	245%	153%
Performance fee-related earnings (“PRE”)	12,128	21,803	14,540	26,596	41,543	40,994	104,482	243%	155%
Adjusted net income (“ANI”)	37,716	57,241	53,569	52,659	80,603	139,393	244,072	114%	75%
Adjusted weighted-average shares	115,512,301	118,510,499	118,774,233	118,935,179	118,869,111	115,134,473	118,772,442
ANI per share	$0.33	$0.48	$0.45	$0.44	$0.68	$1.21	$2.05	106%	69%

Key Business Drivers/Operating Metrics (in billions)
Assets under management (“AUM”)(6)	$156.6	$169.3	$176.1	$179.2	$189.4			21%
Assets under advisement (“AUA”)(6)	521.1	531.4	505.9	518.7	519.7			—%
Fee-earning AUM (“FEAUM”)	93.9	100.4	104.4	114.2	121.4			29%
Undeployed fee-earning capital (“UFEC”)	22.6	27.6	29.7	21.7	24.6			9%
_______________________________
(1)Dividends paid, as reported in this table, relate to the preceding quarterly period in which they were earned.
(2)The supplemental cash dividend relates to earnings in respect of our full fiscal years 2023 and 2024, respectively.
(3)Fee revenues, adjusted revenues, FRE, FRE margin, gross realized performance fees, PRE, ANI, adjusted weighted-average shares and ANI per share are non-GAAP measures. See the definitions of these measures and reconciliations to the respective, most comparable GAAP measures under “Non-GAAP Financial Measures: Definitions and Reconciliations.”
(4)Excludes the impact of consolidating the Consolidated Funds. See reconciliation of GAAP measures to adjusted measures that follows.
(5)FRE margin is calculated by dividing FRE by fee revenues.

(6)AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented. Does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.

StepStone Group Inc.
GAAP Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	As of March 31,
	2025	2024
Assets
Cash and cash equivalents	$244,791	$143,430
Restricted cash	502	718
Fees and accounts receivable	80,871	56,769
Due from affiliates	92,723	67,531
Investments:
Investments in funds	183,694	135,043
Accrued carried interest allocations	1,495,664	1,354,051
Legacy Greenspring investments in funds and accrued carried interest allocations(1)	629,228	631,197
Deferred income tax assets	382,886	184,512
Lease right-of-use assets, net	91,841	97,763
Other assets and receivables	62,869	60,611
Intangibles, net	263,872	304,873
Goodwill	580,542	580,542
Assets of Consolidated Funds:
Cash and cash equivalents	44,511	38,164
Investments, at fair value	415,011	131,858
Other assets	17,688	1,745
Total assets	$4,586,693	$3,788,807
Liabilities and stockholders’ equity
Accounts payable, accrued expenses and other liabilities	$89,731	$127,417
Accrued compensation and benefits	736,695	101,481
Accrued carried interest-related compensation	757,968	719,497
Legacy Greenspring accrued carried interest-related compensation(1)	495,739	484,154
Due to affiliates	331,821	212,918
Lease liabilities	113,519	119,739
Debt obligations	269,268	148,822
Liabilities of Consolidated Funds:
Other liabilities	17,580	1,645
Total liabilities	2,812,321	1,915,673
Redeemable non-controlling interests in Consolidated Funds	377,897	102,623
Redeemable non-controlling interests in subsidiaries	6,327	115,920
Stockholders’ equity:
Class A common stock, $0.001 par value, 650,000,000 authorized; 76,761,399 and 65,614,902 issued and outstanding as of March 31, 2025 and 2024, respectively	77	66
Class B common stock, $0.001 par value, 125,000,000 authorized; 39,656,954 and 45,030,959 issued and outstanding as of March 31, 2025 and 2024, respectively	40	45
Additional paid-in capital	421,057	310,293
Retained earnings (accumulated deficit)	(242,546)	13,768
Accumulated other comprehensive income	728	304
Total StepStone Group Inc. stockholders’ equity	179,356	324,476
Non-controlling interests in subsidiaries	1,056,510	974,559
Non-controlling interests in legacy Greenspring entities(1)	133,489	147,042
Non-controlling interests in the Partnership	20,793	208,514
Total stockholders’ equity	1,390,148	1,654,591
Total liabilities and stockholders’ equity	$4,586,693	$3,788,807
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

StepStone Group Inc.
GAAP Consolidated Statements of Income (Loss)
(in thousands, except share and per share amounts)

	Three Months Ended March 31,		Year Ended March 31,
	2025	2024	2025	2024
Revenues
Management and advisory fees, net	$213,401	$153,410	$767,014	$585,140
Performance fees:
Incentive fees	5,910	2,496	32,275	25,339
Carried interest allocations:
Realized	75,935	18,054	159,653	49,401
Unrealized	21,177	151,757	141,547	126,908
Total carried interest allocations	97,112	169,811	301,200	176,309
Legacy Greenspring carried interest allocations(1)	61,306	31,093	74,341	(75,157)
Total performance fees	164,328	203,400	407,816	126,491
Total revenues	377,729	356,810	1,174,830	711,631
Expenses
Compensation and benefits:
Cash-based compensation	85,510	74,411	331,808	292,962
Equity-based compensation	126,197	13,937	669,126	42,357
Performance fee-related compensation:
Realized	39,656	11,421	94,748	37,687
Unrealized	27,777	84,014	94,272	74,694
Total performance fee-related compensation	67,433	95,435	189,020	112,381
Legacy Greenspring performance fee-related compensation(1)	61,306	31,093	74,341	(75,157)
Total compensation and benefits	340,446	214,876	1,264,295	372,543
General, administrative and other	43,152	54,310	177,354	167,317
Total expenses	383,598	269,186	1,441,649	539,860
Other income (expense)
Investment income	9,386	3,337	15,096	7,452
Legacy Greenspring investment income (loss)(1)	2,934	(33)	(1,185)	(9,087)
Investment income of Consolidated Funds	34,496	6,115	65,374	28,472
Interest income	3,218	1,429	10,850	3,664
Interest expense	(3,191)	(2,649)	(12,701)	(9,331)
Other income (loss)	(31,024)	(1,308)	(32,650)	2,455
Total other income	15,819	6,891	44,784	23,625
Income (loss) before income tax	9,950	94,515	(222,035)	195,396
Income tax expense (benefit)	(3,203)	11,973	(49,208)	27,576
Net income (loss)	13,153	82,542	(172,827)	167,820
Less: Net income attributable to non-controlling interests in subsidiaries	16,316	4,443	79,282	37,240
Less: Net income (loss) attributable to non-controlling interests in legacy Greenspring entities(1)	2,934	(33)	(1,185)	(9,087)
Less: Net income (loss) attributable to non-controlling interests in the Partnership	(17,994)	37,279	(125,850)	59,956
Less: Net income attributable to redeemable non-controlling interests in Consolidated Funds	30,630	4,248	53,731	15,838
Less: Net income (loss) attributable to redeemable non-controlling interests in subsidiaries	(225)	5,782	758	5,782
Net income (loss) attributable to StepStone Group Inc.	$(18,508)	$30,823	$(179,563)	$58,091
Net income (loss) per share of Class A common stock:
Basic	$(0.24)	$0.48	$(2.52)	$0.91
Diluted	$(0.24)	$0.48	$(2.52)	$0.91
Weighted-average shares of Class A common stock:
Basic	75,975,770	64,194,859	71,142,916	63,489,135
Diluted	75,975,770	67,281,567	71,142,916	66,544,038
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

Non-GAAP Financial Measures: Definitions and Reconciliations
Fee Revenues
Fee revenues represents management and advisory fees, net, including amounts earned from the Consolidated Funds which are eliminated in consolidation. We believe fee revenues is useful to investors because it presents the net amount of management and advisory fee revenues attributable to us.
The table below presents the components of fee revenues.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025
Focused commingled funds(1)(2)	$80,434	$104,798	$107,855	$105,718	$124,604	$296,667	$442,975
Separately managed accounts	55,945	57,376	61,393	66,245	67,695	223,958	252,709
Advisory and other services	16,147	14,769	14,907	17,458	19,927	60,057	67,061
Fund reimbursement revenues(1)	1,282	1,571	1,326	2,411	2,436	5,697	7,744
Fee revenues	$153,808	$178,514	$185,481	$191,832	$214,662	$586,379	$770,489
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Includes income-based incentive fees from certain funds:

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025
Income-based incentive fees	$753	$1,113	$1,347	$2,120	$3,377	$1,372	$7,956
Adjusted Revenues
Adjusted revenues represents the components of revenues used in the determination of ANI and comprise fee revenues, adjusted incentive fees and realized carried interest allocations. We believe adjusted revenues is useful to investors because it presents a measure of realized revenues.
The table below shows a reconciliation of revenues to adjusted revenues.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025
Total revenues	$356,810	$186,401	$271,677	$339,023	$377,729	$711,631	$1,174,830
Unrealized carried interest allocations	(151,757)	25,170	(52,215)	(93,325)	(21,177)	(126,908)	(141,547)
Deferred incentive fees	1,450	6	2,445	—	(513)	2,392	1,938
Legacy Greenspring carried interest allocations	(31,093)	9,089	(13,917)	(8,207)	(61,306)	75,157	(74,341)
Management and advisory fee revenues for the Consolidated Funds(1)	398	499	723	992	1,261	1,239	3,475
Incentive fees for the Consolidated Funds(2)	1,549	—	75	5,422	(133)	1,549	5,364
Adjusted revenues	$177,357	$221,165	$208,788	$243,905	$295,861	$665,060	$969,719
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add back of incentive fees for the Consolidated Funds, which have been eliminated in consolidation.

Adjusted Net Income
Adjusted net income, or “ANI,” is a non-GAAP performance measure that we present before the consolidation of StepStone Funds on a pre-tax and after-tax basis used to evaluate profitability. ANI represents the after-tax net realized income attributable to us. ANI does not reflect legacy Greenspring carried interest allocation revenues, legacy Greenspring carried interest-related compensation and legacy Greenspring investment income (loss) as none of the economics are attributable to us. The components of revenues used in the determination of ANI (“adjusted revenues”) comprise fee revenues, adjusted incentive fees and realized carried interest allocations. In addition, ANI excludes: (a) unrealized carried interest allocation revenues and related compensation, (b) unrealized investment income (loss), (c) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (d) amortization of intangibles, (e) net income (loss) attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interests issued in the private wealth subsidiary, (f) charges associated with acquisitions and corporate transactions, and (g) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). ANI is fully taxed at our blended statutory rate. We believe ANI and adjusted revenues are useful to investors because they enable investors to evaluate the performance of our business across reporting periods.
Fee-Related Earnings
Fee-related earnings, or “FRE,” is a non-GAAP performance measure used to monitor our baseline earnings from recurring management and advisory fees. FRE is a component of ANI and comprises fee revenues less adjusted expenses which are operating expenses other than (a) performance fee-related compensation, (b) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (c) amortization of intangibles, (d) charges associated with acquisitions and corporate transactions, and (e) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). FRE is presented before income taxes. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business and our ability to cover direct base compensation and operating expenses from total fee revenue.
The table below shows a reconciliation of GAAP measures to additional non-GAAP measures. We use the non-GAAP measures presented below as components when calculating FRE and ANI (as defined below). We believe these additional non-GAAP measures are useful to investors in evaluating both the baseline earnings from recurring management and advisory fees, which provide additional insight into the operating profitability of our business, and the after-tax net realized income attributable to us, allowing investors to evaluate the performance of our business. These additional non-GAAP measures remove the impact of Consolidated Funds that we are required to consolidate under GAAP, and certain other items that we believe are not indicative of our core operating performance.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025
GAAP management and advisory fees, net	$153,410	$178,015	$184,758	$190,840	$213,401	$585,140	$767,014
Management and advisory fee revenues for the Consolidated Funds(1)	398	499	723	992	1,261	1,239	3,475
Fee revenues	$153,808	$178,514	$185,481	$191,832	$214,662	$586,379	$770,489

GAAP incentive fees	$2,496	$841	$3,155	$22,369	$5,910	$25,339	$32,275
Adjustments(2)	2,999	6	2,520	5,422	(646)	3,941	7,302
Adjusted incentive fees	$5,495	$847	$5,675	$27,791	$5,264	$29,280	$39,577

GAAP cash-based compensation	$74,411	$78,224	$82,871	$85,203	$85,510	$292,962	$331,808
Adjustments(3)	(461)	(428)	(285)	339	—	(2,140)	(374)
Adjusted cash-based compensation	$73,950	$77,796	$82,586	$85,542	$85,510	$290,822	$331,434

GAAP equity-based compensation	$13,937	$19,179	$37,332	$486,418	$126,197	$42,357	$669,126
Adjustments(4)	(12,210)	(16,785)	(34,947)	(483,958)	(123,263)	(36,635)	(658,953)
Adjusted equity-based compensation	$1,727	$2,394	$2,385	$2,460	$2,934	$5,722	$10,173

GAAP general, administrative and other	$54,310	$41,011	$50,061	$43,130	$43,152	$167,317	$177,354
Adjustments(5)	(27,079)	(14,343)	(21,900)	(13,418)	(11,015)	(67,275)	(60,676)
Adjusted general, administrative and other	$27,231	$26,668	$28,161	$29,712	$32,137	$100,042	$116,678

GAAP interest income	$1,429	$2,057	$3,016	$2,559	$3,218	$3,664	$10,850
Interest income earned by the Consolidated Funds(6)	(612)	(907)	(1,363)	(887)	(1,600)	(1,645)	(4,757)
Adjusted interest income	$817	$1,150	$1,653	$1,672	$1,618	$2,019	$6,093

GAAP other income (loss)	$(1,308)	$(351)	$1,177	$(2,452)	$(31,024)	$2,455	$(32,650)
Adjustments(7)	395	(72)	(1,082)	1,883	30,606	(3,879)	31,335
Adjusted other income (loss)	$(913)	$(423)	$95	$(569)	$(418)	$(1,424)	$(1,315)
______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation, and deferred incentive fees that are not included in GAAP revenues.
(3)Reflects the removal of compensation paid to certain employees as part of an acquisition earn-out and unrealized amounts associated with cash-based incentive awards tracked to the performance of a designated investment fund.
(4)Reflects the removal of equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.
(5)Reflects the removal of lease remeasurement adjustments, accelerated depreciation of leasehold improvements for changes in lease terms, amortization of intangibles, transaction-related costs, unrealized mark-to-market changes in fair value for contingent consideration obligation and other non-core operating income and expenses.
(6)Reflects the removal of interest income earned by the Consolidated Funds.
(7)Reflects the removal of amounts for Tax Receivable Agreements adjustments recognized as other income (loss), loss associated with payment made in connection with a secondary transaction executed by one of our private wealth funds, gain associated with amounts received as part of negotiations with a third party related to certain corporate matters, loss on sale of subsidiary and the impact of consolidation of the Consolidated Funds.

The table below shows a reconciliation of income (loss) before income tax to ANI and FRE.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025
Income (loss) before income tax	$94,515	54,842	$57,888	$(344,715)	$9,950	$195,396	$(222,035)
Net income attributable to non-controlling interests in subsidiaries(1)	(12,822)	(18,951)	(17,812)	(32,765)	(33,369)	(49,220)	(102,897)
Net (income) loss attributable to non-controlling interests in legacy Greenspring entities	33	1,255	4,031	(1,167)	(2,934)	9,087	1,185
Unrealized carried interest allocations	(151,757)	25,170	(52,215)	(93,325)	(21,177)	(126,908)	(141,547)
Unrealized performance fee-related compensation	84,014	(10,923)	27,748	49,670	27,777	74,694	94,272
Unrealized investment (income) loss	(2,280)	(1,180)	(430)	656	(6,007)	(907)	(6,961)
Impact of Consolidated Funds	(4,138)	(7,731)	(9,267)	(6,892)	(35,723)	(26,076)	(59,613)
Deferred incentive fees	1,450	6	2,445	—	(513)	2,392	1,938
Equity-based compensation(2)	12,210	16,785	34,947	483,958	123,263	36,635	658,953
Amortization of intangibles	10,423	10,250	10,250	10,250	10,250	42,406	41,000
Tax Receivable Agreements adjustments through earnings	90	—	—	—	(348)	312	(348)
Non-core items(3)	16,780	4,137	11,349	2,094	32,474	21,565	50,054
Pre-tax ANI	48,518	73,660	68,934	67,764	103,643	179,376	314,001
Income taxes(4)	(10,802)	(16,419)	(15,365)	(15,105)	(23,040)	(39,983)	(69,929)
ANI	37,716	57,241	53,569	52,659	80,603	139,393	244,072
Income taxes(4)	10,802	16,419	15,365	15,105	23,040	39,983	69,929
Realized carried interest allocations	(18,054)	(41,804)	(17,632)	(24,282)	(75,935)	(49,401)	(159,653)
Realized performance fee-related compensation	11,421	20,848	8,767	25,477	39,656	37,687	94,748
Realized investment income	(1,057)	(1,415)	(1,621)	(1,720)	(3,379)	(6,545)	(8,135)
Adjusted incentive fees(5)	(5,495)	(847)	(5,675)	(27,791)	(5,264)	(29,280)	(39,577)
Adjusted interest income(5)	(817)	(1,150)	(1,653)	(1,672)	(1,618)	(2,019)	(6,093)
Interest expense	2,649	2,990	3,512	3,008	3,191	9,331	12,701
Adjusted other (income) loss(5)(6)	913	423	(95)	569	418	1,424	1,315
Net income attributable to non-controlling interests in subsidiaries(1)	12,822	18,951	17,812	32,765	33,369	49,220	102,897
FRE	$50,900	$71,656	$72,349	$74,118	$94,081	$189,793	$312,204
_______________________________
(1)Reflects the portion of pre-tax ANI attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interests issued in the private wealth subsidiary:

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025
FRE attributable to non-controlling interests in subsidiaries and profits interests	$11,559	$13,308	$14,969	$21,063	$30,451	$42,074	$79,791
Performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries and profits interests	1,263	5,643	2,843	11,702	2,918	7,146	23,106
Net income attributable to non-controlling interests in subsidiaries and profits interests	$12,822	$18,951	$17,812	$32,765	$33,369	$49,220	$102,897
The contribution to pre-tax ANI attributable to non-controlling interests in subsidiaries and profits interests and performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries and profits interests presented above specifically related to the profits interests issued in the private wealth subsidiary is presented below.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025
FRE attributable to profits interests issued in the private wealth subsidiary	$—	$574	$2,051	$2,956	$6,399	$—	$11,980
Performance related earnings / other income (loss) attributable to profits interests issued in the private wealth subsidiary	—	51	206	11,137	(224)	3,074	11,170
Net income attributable to profits interests issued in the private wealth subsidiary	$—	$625	$2,257	$14,093	$6,175	$3,074	$23,150
The contribution to pre-tax ANI attributable to non-controlling interests in subsidiaries and performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries presented above specifically not attributable to the profits interests issued in the private wealth subsidiary is presented below.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025
FRE attributable to non-controlling interests in subsidiaries	$11,559	$12,734	$12,918	$18,107	$24,052	$42,074	$67,811
Performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries	1,263	5,592	2,637	565	3,142	4,072	11,936
Net income attributable to non-controlling interests in subsidiaries	$12,822	$18,326	$15,555	$18,672	$27,194	$46,146	$79,747
(2)Reflects equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.
(3)Includes (income) expense related to the following non-core operating income and expenses:

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025
Transaction costs	$3,985	$672	$140	$12	$179	$4,855	$1,003
Lease remeasurement adjustments	—	—	—	—	—	(106)	—
Accelerated depreciation of leasehold improvements for changes in lease terms	—	—	—	—	—	1,893	—
(Gain) loss on change in fair value for contingent consideration obligation	12,280	2,953	10,888	2,476	(205)	17,217	16,112
Compensation paid to certain employees as part of an acquisition earn-out	515	482	321	(394)	—	2,194	409
Loss on payment made in connection with private wealth fund secondary transaction	—	—	—	—	32,500	—	32,500
Gain from negotiation of certain corporate matters	—	—	—	—	—	(5,300)	—
Loss on sale of subsidiary	—	—	—	—	—	812	—
Other non-core items	—	30	—	—	—	—	30
Total non-core operating income and expenses	$16,780	$4,137	$11,349	$2,094	$32,474	$21,565	$50,054
(4)Represents corporate income taxes at a blended statutory rate applied to pre-tax ANI:

	Three Months Ended					Year Ended March 31,
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025
Federal statutory rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Combined state, local and foreign rate	1.3%	1.3%	1.3%	1.3%	1.2%	1.3%	1.3%
Blended statutory rate	22.3%	22.3%	22.3%	22.3%	22.2%	22.3%	22.3%
(5)Excludes the impact of consolidating the Consolidated Funds and includes deferred incentive fees which are not included in GAAP revenues.

(6)Excludes amounts for Tax Receivable Agreements adjustments recognized as other income (loss) ($0.3 million for the three months ended March 31, 2025, $(0.1) million for the three months ended March 31, 2024, and $0.3 million and $(0.3) million in fiscal 2025 and fiscal 2024, respectively), loss associated with payment made in connection with a secondary transaction executed by one of our private wealth funds ($32.5 million for the three months ended March 31, 2025 and in fiscal 2025), gain associated with amounts received as part of negotiations with a third party related to certain corporate matters ($5.3 million in fiscal 2024), and loss on sale of subsidiary ($0.8 million in fiscal 2024).
Fee-Related Earnings Margin
FRE margin is a non-GAAP performance measure which is calculated by dividing FRE by fee revenues. We believe FRE margin is an important measure of profitability on revenues that are largely recurring by nature. We believe FRE margin is useful to investors because it enables them to better evaluate the operating profitability of our business across periods.
The table below shows a reconciliation of FRE to FRE margin.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025
FRE	$50,900	$71,656	$72,349	$74,118	$94,081	$189,793	$312,204
Fee revenues	153,808	178,514	185,481	191,832	214,662	586,379	770,489
FRE margin	33%	40%	39%	39%	44%	32%	41%
Gross Realized Performance Fees
Gross realized performance fees represents realized carried interest allocations and adjusted incentive fees. We believe gross realized performance fees is useful to investors because it presents the total performance fees realized by us.
Performance Fee-Related Earnings
Performance fee-related earnings, or “PRE,” represents gross realized performance fees less realized performance fee-related compensation. We believe PRE is useful to investors because it presents the performance fees attributable to us, net of amounts paid to employees as performance fee-related compensation.
The table below shows a reconciliation of total performance fees to gross realized performance fees and PRE.

	Three Months Ended					Year Ended March 31,
(in thousands)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025
Incentive fees	$2,496	$841	$3,155	$22,369	$5,910	$25,339	$32,275
Realized carried interest allocations	18,054	41,804	17,632	24,282	75,935	49,401	159,653
Unrealized carried interest allocations	151,757	(25,170)	52,215	93,325	21,177	126,908	141,547
Legacy Greenspring carried interest allocations	31,093	(9,089)	13,917	8,207	61,306	(75,157)	74,341
Total performance fees	203,400	8,386	86,919	148,183	164,328	126,491	407,816
Unrealized carried interest allocations	(151,757)	25,170	(52,215)	(93,325)	(21,177)	(126,908)	(141,547)
Legacy Greenspring carried interest allocations	(31,093)	9,089	(13,917)	(8,207)	(61,306)	75,157	(74,341)
Incentive fee revenues for the Consolidated Funds(1)	1,549	—	75	5,422	(133)	1,549	5,364
Deferred incentive fees	1,450	6	2,445	—	(513)	2,392	1,938
Gross realized performance fees	23,549	42,651	23,307	52,073	81,199	78,681	199,230
Realized performance fee-related compensation	(11,421)	(20,848)	(8,767)	(25,477)	(39,656)	(37,687)	(94,748)
PRE	$12,128	$21,803	$14,540	$26,596	$41,543	$40,994	$104,482
_______________________________
(1)Reflects the add back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
Adjusted Weighted-Average Shares and Adjusted Net Income Per Share
ANI per share measures our per-share earnings assuming all Class B units, Class C units and Class D units in the Partnership were exchanged for Class A common stock in SSG, including the dilutive impact of outstanding equity-based awards. ANI per share is calculated as ANI divided by adjusted weighted-average shares outstanding. We believe adjusted weighted-average shares and ANI per share are useful to investors because they enable investors to better evaluate per-share operating performance across reporting periods.
The following table shows a reconciliation of diluted weighted-average shares of Class A common stock outstanding to adjusted weighted-average shares outstanding used in the computation of ANI per share.

	Three Months Ended					Year Ended March 31,
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025
ANI	$37,716	$57,241	$53,569	$52,659	$80,603	$139,393	$244,072

Weighted-average shares of Class A common stock outstanding – Basic	64,194,859	66,187,754	68,772,051	73,687,289	75,975,770	63,489,135	71,142,916
Assumed vesting of RSUs	512,946	673,854	921,166	491,014	270,492	512,152	590,645
Assumed vesting and exchange of Class B2 units	2,573,762	1,732,153	—	—	—	2,542,751	431,851
Assumed purchase under ESPP	—	—	2,098	—	—	—	529
Exchange of Class B units in the Partnership(1)	46,272,227	45,827,707	45,212,921	41,729,937	40,122,028	46,356,244	43,233,005
Exchange of Class C units in the Partnership(1)	1,958,507	1,849,846	1,626,812	1,016,737	965,761	2,234,191	1,365,647
Exchange of Class D units in the Partnership(1)	—	2,239,185	2,239,185	2,010,202	1,535,060	—	2,007,849
Adjusted weighted-average shares	115,512,301	118,510,499	118,774,233	118,935,179	118,869,111	115,134,473	118,772,442

ANI per share	$0.33	$0.48	$0.45	$0.44	$0.68	$1.21	$2.05
_______________________________

(1)Assumes the full exchange of Class B units, Class C units or Class D units in the Partnership for Class A common stock of SSG pursuant to the Class B Exchange Agreement, Class C Exchange Agreement or Class D Exchange Agreement, respectively.
Key Operating Metrics
We monitor certain operating metrics that are either common to the asset management industry or that we believe provide important data regarding our business. Refer to the Glossary below for a definition of each of these metrics.
Fee-Earning AUM

	Three Months Ended					Year Ended March 31,		Percentage Change
(in millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	2024	2025	vs. FQ4'24
Separately Managed Accounts
Beginning balance	$56,660	$58,897	$60,272	$62,121	$69,974	$55,345	$58,897	23%
Contributions(1)	2,757	2,085	1,723	9,033	3,874	6,327	16,715	41%
Distributions(2)	(795)	(830)	(535)	(1,000)	(1,225)	(4,080)	(3,590)	54%
Market value, FX and other(3)	275	120	661	(180)	551	1,305	1,152	100%
Ending balance	$58,897	$60,272	$62,121	$69,974	$73,174	$58,897	$73,174	24%

Focused Commingled Funds
Beginning balance	$32,772	$34,961	$40,084	$42,294	$44,192	$30,086	$34,961	35%
Contributions(1)	2,429	5,653	2,122	2,520	3,403	6,115	13,698	40%
Distributions(2)	(327)	(661)	(282)	(682)	(313)	(1,841)	(1,938)	(4)%
Market value, FX and other(3)	87	131	370	60	934	601	1,495	974%
Ending balance	$34,961	$40,084	$42,294	$44,192	$48,216	$34,961	$48,216	38%

Total
Beginning balance	$89,432	$93,858	$100,356	$104,415	$114,166	$85,431	$93,858	28%
Contributions(1)	5,186	7,738	3,845	11,553	7,277	12,442	30,413	40%
Distributions(2)	(1,122)	(1,491)	(817)	(1,682)	(1,538)	(5,921)	(5,528)	37%
Market value, FX and other(3)	362	251	1,031	(120)	1,485	1,906	2,647	310%
Ending balance	$93,858	$100,356	$104,415	$114,166	$121,390	$93,858	$121,390	29%
_______________________________
(1)Contributions consist of new capital commitments that earn fees on committed capital and capital contributions to funds and accounts that earn fees on net invested capital or NAV.
(2)Distributions consist of returns of capital from funds and accounts that pay fees on net invested capital or NAV and reductions in fee-earning AUM from funds that moved from a committed capital to net invested capital fee basis or from funds and accounts that no longer pay fees.
(3)Market value, FX and other primarily consist of changes in market value appreciation (depreciation) for funds that pay on NAV and the effect of foreign exchange rate changes on non-U.S. dollar denominated commitments. The three months ended March 31, 2025 and year ended March 31, 2025 include a $0.6 billion secondary transaction within focused commingled funds.

Asset Class Summary

	Three Months Ended					Percentage Change
(in millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	vs. FQ4'24
FEAUM
Private equity	$49,869	$54,855	$57,136	$62,811	$65,007	30%
Infrastructure	20,114	20,377	20,986	23,411	23,830	18%
Private debt	15,477	16,161	16,975	17,882	19,517	26%
Real estate	8,398	8,963	9,318	10,062	13,036	55%
Total	$93,858	$100,356	$104,415	$114,166	$121,390	29%

Separately managed accounts	$58,897	$60,272	$62,121	$69,974	$73,174	24%
Focused commingled funds	34,961	40,084	42,294	44,192	48,216	38%
Total	$93,858	$100,356	$104,415	$114,166	$121,390	29%

AUM(1)
Private equity	$81,942	$89,329	$91,891	$93,404	$95,937	17%
Infrastructure	30,003	32,756	35,392	36,156	37,026	23%
Private debt	28,491	30,336	31,854	31,987	37,133	30%
Real estate	16,201	16,912	16,996	17,665	19,284	19%
Total	$156,637	$169,333	$176,133	$179,212	$189,380	21%

Separately managed accounts	$93,938	$103,003	$107,252	$109,305	$114,806	22%
Focused commingled funds	48,545	51,682	53,870	55,142	59,410	22%
Advisory AUM	14,154	14,648	15,011	14,765	15,164	7%
Total	$156,637	$169,333	$176,133	$179,212	$189,380	21%

AUA
Private equity	$270,350	$279,909	$255,125	$263,420	$262,884	(3)%
Infrastructure	60,339	62,599	62,891	67,100	69,027	14%
Private debt	21,976	22,280	19,328	19,325	19,726	(10)%
Real estate	168,455	166,659	168,519	168,807	168,047	—%
Total	$521,120	$531,447	$505,863	$518,652	$519,684	—%

Total capital responsibility(2)	$677,757	$700,780	$681,996	$697,864	$709,064	5%
_____________________________
Note: Amounts may not sum to total due to rounding. AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented, and does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.
(1)Allocation of AUM by asset class is presented by underlying investment asset classification.
(2)Total capital responsibility equals assets under management (AUM) plus assets under advisement (AUA).

Contacts
Shareholder Relations:
Seth Weiss
shareholders@stepstonegroup.com
1-212-351-6106
Media:
Brian Ruby / Chris Gillick / Matt Lettiero, ICR
StepStonePR@icrinc.com
1-203-682-8268

Glossary
Assets under advisement, or “AUA,” consists of client assets for which we do not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments. We generally earn revenue for advisory-related services on a contractual fixed fee basis. Advisory-related services include asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments, and investment manager review and due diligence. Advisory fees vary by client based on the scope of services, investment activity and other factors. Most of our advisory fees are fixed, and therefore, increases or decreases in AUA do not necessarily lead to proportionate changes in revenue. We believe AUA is a useful metric for assessing the relative size of our advisory business.
Our AUA is calculated as the sum of (i) the NAV of client portfolio assets for which we do not have full discretion and (ii) the unfunded commitments of clients to the underlying investments. Our AUA reflects the investment valuations in respect of the underlying investments of our client accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUA does not include post-period investment valuation or cash activity. AUA as of March 31, 2025 reflects final data for the prior period (December 31, 2024), adjusted for net new client account activity through March 31, 2025. NAV data for underlying investments is as of December 31, 2024, as reported by underlying managers up to the business day occurring on or after 115 days following December 31, 2024. When NAV data is not available by the business day occurring on or after 115 days following December 31, 2024, such NAVs are adjusted for cash activity following the last available reported NAV.
Assets under management, or “AUM,” primarily reflects the assets associated with our separately managed accounts (“SMAs”) and focused commingled funds. We classify assets as AUM if we have full discretion over the investment decisions in an account or have responsibility or custody of assets. Although management fees are based on a variety of factors and are not linearly correlated with AUM, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business.
Our AUM is calculated as the sum of (i) the net asset value (“NAV”) of client portfolio assets, including the StepStone Funds and (ii) the unfunded commitments of clients to the underlying investments and the StepStone Funds. Our AUM reflects the investment valuations in respect of the underlying investments of our funds and accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUM does not include post-period investment valuation or cash activity. AUM as of March 31, 2025 reflects final data for the prior period (December 31, 2024), adjusted for net new client account activity through March 31, 2025. NAV data for underlying investments is as of December 31, 2024, as reported by underlying managers up to the business day occurring on or after 115 days following December 31, 2024. When NAV data is not available by the business day occurring on or after 115 days following December 31, 2024, such NAVs are adjusted for cash activity following the last available reported NAV.
Consolidated Funds refer to the StepStone Funds that we are required to consolidate as of the applicable reporting period. We consolidate funds and other entities in which we hold a controlling financial interest.
Consolidated VIEs refer to the variable interest entities that we are required to consolidate as of the applicable reporting period. We consolidate VIEs in which we hold a controlling financial interest.
Fee-earning AUM, or “FEAUM,” reflects the assets from which we earn management fee revenue (i.e., fee basis) and includes assets in our SMAs, focused commingled funds and assets held directly by our clients for which we have fiduciary oversight and are paid fees as the manager of the assets. Our SMAs and focused commingled funds typically pay management fees based on capital commitments, net invested capital and, in certain cases, NAV, depending on the fee terms. Management fees are only marginally affected by market appreciation or depreciation because substantially all of the StepStone Funds pay management fees based on capital commitments or net invested capital. As a result, management fees and FEAUM are not materially affected by changes in market value. We believe FEAUM is a useful metric in order to assess assets forming the basis of our management fee revenue.
Legacy Greenspring entities refers to certain entities for which the Company, indirectly through its subsidiaries, became the sole and/or managing member in connection with the Greenspring acquisition.
SSG refers solely to StepStone Group Inc., a Delaware corporation, and not to any of its subsidiaries.
StepStone Funds refer to SMAs and focused commingled funds of the Company, including acquired Greenspring funds, for which the Partnership or one of its subsidiaries acts as both investment adviser and general partner or managing member.
The Partnership refers solely to StepStone Group LP, a Delaware limited partnership, and not to any of its subsidiaries.
Total capital responsibility equals AUM plus AUA. AUM includes any accounts for which StepStone Group has full discretion over the investment decisions, has responsibility to arrange or effectuate transactions, or has custody of assets. AUA refers to accounts for which StepStone Group provides advice or consultation but for which the firm does not have discretionary authority, responsibility to arrange or effectuate transactions, or custody of assets.
Undeployed fee-earning capital represents the amount of capital commitments to StepStone Funds that has not yet been invested or considered active but will generate management fee revenue once invested or activated. We believe undeployed fee-earning capital is a useful metric for measuring the amount of capital that we can put to work in the future and thus earn management fee revenue thereon.